UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 7, 2017

Date of Report (Date of earliest event reported)

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact name of registrant as specified in charter)

Delaware	001-35377	20-1647837
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 2550

Houston, TX 77002

(Address of principal executive office) (Zip Code)

(832) 519-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 7, 2017, Crestwood Midstream Partners LP (the “Partnership”) issued a press release announcing the commencement of two concurrent cash tender offers (the “Offers”) to purchase any and all of the outstanding $338,758,000 aggregate principal amount of its 6.000% senior notes due 2020 and $436,436,000 aggregate principal amount of its 6.125% senior notes due 2022. The terms and conditions of the Offers are described in the Offer to Purchase dated March 7, 2017, and the Letter of Transmittal and Notice of Guaranteed Delivery relating thereto. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events

Certain financial institutions have made available to the Partnership a $1,500,000,000 senior secured revolving credit facility (the “Credit Facility”) pursuant to that certain Amended and Restated Credit Agreement dated as of September 30, 2015, by and among the Partnership, Wells Fargo Bank, National Association, as administrative agent, the lenders party thereto and the agents party thereto, as amended by that certain Amendment dated April 20, 2016 (the “Credit Agreement”). On March 6, 2017, in conjunction with the Offers, Partnership obtained from a majority of the lenders to the Credit Facility a consent to waive the requirements in Section 6.09(b)(i)(C)(1)(i) of the Credit Agreement. As a result, on or before June 30, 2017, the Partnership may borrow an aggregate amount not to exceed $325,000,000 under the Credit Facility to fund the Offers and related fees and costs.

On March 7, 2017, the Partnership issued a press release announcing that it intends to offer $500 million aggregate principal amount of senior notes due 2025 (the “Notes Offering”). A copy of the press release is attached hereto as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1*	Press Release related to the Offers dated March 7, 2017.

99.2	Press Release related to the Notes Offering dated March 7, 2017.

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

By:	Crestwood Midstream GP LLC, its General Partner

By:	/s/ Robert T. Halpin
Robert T. Halpin
Senior Vice President and Chief Financial Officer

Dated: March 7, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release related to the Offers dated March 7, 2017.

99.2	Press Release related to the Notes Offering dated March 7, 2017.

*	Furnished herewith.

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